EXHIBIT 99.2

                         INLD 2Q04 EARNINGS ANNOUNCEMENT

                                    EXHIBITS
--------------------------------------------------------------------------------

APRIL 14, 2004

                         INTERLAND REPORTS 2Q04 RESULTS

                  COMPANY REPORTS CONTINUED PROGRESS TOWARD ITS
                            ORGANIC GROWTH OBJECTIVES

"In our second quarter of focus on organic growth, we are pleased with the further progress made on each of the two priorities of the company. We have again reduced net MRC churn in our hosting business, and we have increased our knowledge and experience in the mainstream business", said Joel J. Kocher, Interland's chairman and chief executive officer. "Our recently announced resource realignment should enable us to continue down the path to organic growth while enhancing our financial performance."

                See full earnings release at: www.interland.com
                ------------------------------------------------


QUARTERLY INCOME STATEMENTS

($000)                                                   1Q/03        2Q/03        3Q/03       4Q/03        1Q/04
                                                     ------------ ------------ ------------ ----------- ------------

Revenue - Shared Hosting                                 17,130       15,978       15,596      16,446       16,131
Revenue - Dedicated Hosting                               9,552        9,160        9,186       9,292        8,884
Revenue - Mainstream Market                                   0            0           12          59          156
Revenue - Other Hosting                                     270          207          133         291          273
Revenue - Other Non-Hosting                                 330          769          971       1,255        1,242
                                                     ------------ ------------ ------------ ----------- ------------

  Total Revenue                                          27,283       26,114       25,898      27,343       26,687

Cost Detail:

Data and Connectivity Costs                               3,056        4,074        1,830       1,328        1,612
Facility Costs                                            1,606        1,702        2,050       1,622        1,626
Marketing and Advertising Costs (External)                2,453        2,518        3,467       2,382        2,585
Network Operating Costs                                   3,272        2,744        3,234       1,902        2,440

Employee Related Costs - Network Operations               2,509        2,514        2,581       2,119        2,775
Employee Related Costs - Sales and Marketing              2,296        2,409        2,125       2,165        2,400
Employee Related Costs - Technical Support                3,133        3,343        3,434       3,636        4,089
Employee Related Costs - General and Administrative       6,160        6,650        6,970       5,244        4,872
                                                     ------------ ------------ ------------ ----------- ------------

   Total Employee Related Costs                          14,097       14,916       15,111      13,165       14,136

Merger, Integration and Restructuring Costs                (141)       4,108        2,204        (605)            0
Bad Debt Expense                                          2,046        1,770        1,975       1,544        1,131
Other                                                     3,294        3,137      107,899       2,724        2,830


(Gain) Loss on Asset Disposal                                 0            22        1,557       (294)         (22)
                                                     ------------ ------------ ------------ ----------- ------------
Total Costs                                              29,683        34,990      139,327     23,767       26,338

   EBITDA                                                (2,400)       (8,876)    (113,429)     3,576          349

Minus:
Depreciation and Amortization                            12,181       13,215       22,194       9,118        8,182
Discontinued Operations                                      34          281          167      (5,393)         582
Interest (Income) Expense                                  (201)          50           74         404          138
Income Tax (Income) Expense                                                0          629           0            0
                                                     ------------ ------------ ------------ ----------- ------------

   Net Income                                           (14,414)     (22,421)    (136,493)       (553)      (8,553)


EBITDA from continuing operations is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Net Loss from continuing operations. Reconciliations of the non-GAAP measure to both Net Loss from continuing operations, as well as to Net Cash Used in Operating Activities, are attached.

INTERLAND, INC. CONSOLIDATED
RECONCILIATION OF NET LOSS TO NET CASH USED IN OPERATING ACTIVITIES
(IN THOUSANDS)
(UNAUDITED)

                                                                FOR THE THREE MONTHS ENDED           FOR THE SIX MONTHS ENDED
                                                             ---------------------------------    -------------------------------
                                                              FEBRUARY 29,      FEBRUARY 28,       FEBRUARY 29,     FEBRUARY 28,
                                                                  2004              2003              2004             2003
                                                             --------------   ----------------    --------------   --------------
                                                                       in thousands                        in thousands

Net loss                                                       $   (10,100)      $   (22,423)      $  (18,652)      $   (36,835)
                                                             --------------   ----------------    --------------   --------------
     Depreciation and amortization                                   8,241            13,215           16,422            25,395
     Interest expense (income)                                         166                50              304              (151)
     Discontinued operations                                           739               281            1,321               315
                                                             --------------   ----------------    --------------   --------------
EBITDA from continuing operations                              $      (954)      $    (8,877)            (605)      $   (11,276)
                                                             ==============   ================    ==============   ==============

     Interest income / (expense)                                      (166)              (50)            (304)              151
     Provision for bad debts                                           935             1,770            2,066             3,816
     Loss on the sale of assets                                        (48)                -              (70)                -
     Other non-cash adjustments                                        375               859              548             1,099
     Changes in assets and liabilities:
     Income tax recoverable                                             -                778                -               778
     Receivables, net                                                 (633)            1,152           (1,231)           (1,538)
     Other current assets                                              176              (682)             540              (343)
     Accounts payable, accrued expenses, and deferred
       revenue                                                      (4,421)           (5,475)          (7,880)           (8,237)
                                                             --------------   ----------------    --------------   --------------
Net cash provided by (used in) operating activities            $    (4,736)      $   (10,525)      $   (6,936)      $   (15,550)
                                                             ==============   ================    =============    ==============



EBITDA from continuing operations is defined as net income from continuing operations less (i) provision for income taxes, (ii) interest income or expense, and (iii) depreciation and amortization. EBITDA is not an indicator of financial performance under generally accepted accounting principals and may not be comparable to similarly captioned information reported by other companies. In addition, it does not replace net income (loss), operating income (loss), or cash flow from continuing operations as indicators of operating performance. The effect of taxes and interest on Interland's net loss is not significant, but depreciation and amortization, primarily as a result of acquisitions, is significant. The Company believes that measuring the performance of the business without regard to non-cash depreciation and amortization can make trends in operating efficiencies more readily apparent.

CASH BALANCE PROGRESSION ($MILLION)

November 30, 2003 Cash Balance:                                                       $61.4

o    Cash used in operating activities:

     o    EBITDA                                                      ($0.9)
     o    Interest Income (Expense)                                   ($0.2)
     o    Non-cash expenses                                            $1.3
     o    Restructuring liabilities                                   ($0.5)
     o    Working capital changes                                     ($4.4)

          o    Total cash used in operating activities:                               ($4.7)

o    Repayments of debt and capital lease obligations                                 ($2.6)

o    Capital expenditures                                                             ($2.9)

o    Capital lease buyouts                                                            ($0.2)

o    Cash used in discontinued operations                                             ($0.8)


February 29, 2004 Cash Balance:                                                       $50.3

                         ADDITIONAL RECONCILIATION DATA
                   INCOME STATEMENT - FOR BOARD OF DIRECTORS
                             INTERLAND CONSOLIDATED
                                 (IN THOUSANDS)

                                                                                       QUARTER ENDED
                                                              -------------------------------------------------------------------
                                                               11/30/02   02/28/03   05/31/03    08/31/03    11/30/03   02/29/04
                                                              ---------- ---------- ----------  ----------  ---------- ----------
Revenue - Shared Hosting                                         17,130    15,978      15,608      16,505     16,131     15,272
Revenue - Dedicated Hosting                                       9,552     9,160       9,186       9,292      8,884      8,968
Revenue - Other Hosting                                             270       207         133         291        273        236
Revenue - Other Non-Hosting                                         330       769         971       1,255      1,242      1,312
Revenue - Mainstream Marketing                                        0         0           0           0        156        242
                                                              ---------- ---------- ----------  ----------  ---------- ----------
   Total Revenue                                                 27,283    26,114      25,898      27,343     26,687     26,030

Cost Detail:

Data and Connectivity Costs                                       3,056     4,074       1,830       1,328      1,612      1,493
Facility Costs                                                    1,606     1,702       2,050       1,622      1,626      1,543
Marketing and Avertising Costs (External)                         2,453     2,518       3,467       2,382      2,585      3,077
Network Operating Costs                                           3,272     2,744       3,234       1,902      2,440      2,303

Employee Related Costs - Network Operations                       2,509     2,514       2,581       2,119      2,775      3,007
Employee Related Costs - Sales and Marketing                      2,296     2,409       2,125       2,165      2,400      3,174
Employee Related Costs - Technical Support                        3,133     3,343       3,434       3,636      4,089      3,933
Employee Related Costs - General and Administrative               6,160     6,650       6,970       5,244      4,872      4,617
                                                              ---------- ---------- ----------  ----------  ---------- ----------
   Total Employee Related Costs                                  14,097    14,916      15,111      13,165     14,136     14,731

Merger, Integration and Restructuring Costs                        (141)    4,108       2,204        (605)         0          0
Bad Debt Expense                                                  2,046     1,770       1,975       1,544      1,131        935
Other                                                             3,294     3,137     107,899       2,724      2,830      2,950

(Gain) Loss on Asset Disposal                                         0        22       1,557        (294)       (22)       (49)
                                                              ---------- ---------- ----------  ----------  ---------- ----------
Total Costs                                                      29,683    34,990     139,327      23,767     26,338     26,984
                                                              ---------- ---------- ----------  ----------  ---------- ----------
   EBITDA                                                        (2,400)   (8,876)   (113,429)      3,576        349       (954)

Minus:
  Depreciation and amortization                                  12,181    13,215      22,194       9,118      8,182      8,241
  Discontinued operations                                            34       281         167      (5,393)       582        739
  Interest expense (income)                                        (201)       50          74         404        138        166
  Income Tax (Income) Expense                                         0         0         629           0          0          0
                                                              ---------- ---------- ----------  ----------  ---------- ----------
Net Loss                                                        (14,414)  (22,421)   (136,493)       (553)    (8,553)   (10,100)

Reconciliation of Net cash provided (used) in operating
  activities
EBITDA from continuing operations                                (2,400)   (8,876)   (113,429)      3,576        349       (954)

  Interest income / (expense)                                       201       (50)        (74)       (404)      (138)      (166)
  Provision for bad debts                                         2,046     1,770       1,975       1,544      1,131        935
  Loss (Gain) on the sale of assets                                   0         0           0       1,641        (22)       (48)
  Other non-cash adjustments                                        240       859     106,273      (1,387)       173        375
  Income tax (expense) benefit                                        0         0        (629)          0          0          0
  Changes in assets and liabilities:
  Income tax recoverable                                              0       778           0           0          0          0
  Receivables, net                                               (2,690)    1,152      (2,086)      1,301       (598)      (633)
  Other current assets                                              339      (682)        820         265        364        176
  Accounts payable, accrued expenses, and deferred
    revenue                                                      (2,762)   (5,475)     (4,185)    (12,527)    (3,459)    (4,421)
                                                              ---------- ---------- ----------  ----------  ---------- ----------
Net cash provided by (used in) operating activities              (5,026)  (10,524)    (11,335)     (5,991)    (2,200)    (4,736)
                                                              ========== ========== ==========  ==========  ========== ==========